UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2026

(Exact name of registrant as specified in its charter)

Delaware	001-13695	16-1213679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5790 Widewaters Parkway, DeWitt, New York	13214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 445-2282

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CBU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)           On February 11, 2026, Community Financial System, Inc.’s (the “Company”) Board of Directors (the “Board”) elected Brenda M. Hall as a new independent director, effective as of March 1, 2026. Ms. Hall is the former Executive Vice President and Chief Operating Officer of Standard Lines (“COO”) at Selective Insurance Group, Inc. (“Selective”), where she built a distinguished 24-year career marked by progressive advancement and increasing leadership responsibilities.

During her tenure at Selective, Ms. Hall most recently served as Chief Operating Officer from October 2019 until her retirement in January 2026. In this role, she oversaw the company’s largest business segment, leading the development and execution of growth strategies, expansion into new geographic markets, enhancement of data-driven operations, and integration of predictive modeling into underwriting processes. Prior to her role as COO, Ms. Hall held several senior leadership positions at Selective, including Senior Vice President, Chief Strategic Operations Officer, and Senior Vice President, Director of Field Underwriting.

The Board has determined that Ms. Hall qualifies as an independent director under New York Stock Exchange and Board standards. With her appointment, the Board now consists of 14 directors, 13 of whom are independent. Ms. Hall has also joined the Board of Directors of Community Bank, N.A., the Company’s banking subsidiary, and will serve on the Risk Committee of the Company and the Bank.

There are no arrangements or understandings with any person regarding Ms. Hall’s selection as director. Ms. Hall has no related party transactions with the Company requiring disclosure under Item 404(a) of Regulation S-K. She will receive compensation consistent with other non-employee directors, as described in the Company’s Proxy Statement on Schedule 14A.

A copy of the press release announcing Ms. Hall’s appointment is attached hereto as Exhibit 99.1 and is incorporated by reference into this Current Report on Form 8-K.

Item 9.01               Financial Statements and Exhibits

(d)  Exhibits

99.1	Press Release, dated February 11, 2026, issued by Community Financial System, Inc.

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Financial System, Inc.

By:	/s/ Michael N. Abdo
Name:	Michael N. Abdo
Title:	Executive Vice President and General Counsel

Dated: February 11, 2026

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated February 11, 2026, issued by Community Financial System, Inc.

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)